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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 10, 2003
                Date of Report (Date of Earliest Event Reported)


                          Schering-Plough Corporation
             (Exact name of registrant as specified in its charter)


        New Jersey                     1-6571                  22-1918501
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


                            2000 Galloping Hill Road
                              Kenilworth, NJ 07033
          (Address of principal executive offices, including Zip Code)

                                 (908) 298-4000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events and Regulation FD Disclosure

Standard & Poor's Ratings Services issued a press release on November 10, 2003 titled "Schering-Plough Corp. Ratings Placed on CreditWatch Negative." The press release is attached to this 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.  The following exhibit is filed with this 8-K:

99.1 Press Release issued by Standard & Poor's Ratings Services on November 10, 2003 titled "Schering-Plough Corp. Ratings Placed on CreditWatch Negative."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation


By:/s/Thomas H. Kelly
Thomas H. Kelly
Vice President and Controller

Date:  November 10, 2003

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Exhibit Index

The following exhibit is filed with this 8-K:

99.1 Press Release issued by Standard & Poor's Ratings Services on November 10, 2003 titled "Schering-Plough Corp. Ratings Placed on CreditWatch Negative."